                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 2004


                          Eyetech Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-50516                13-4104684
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Numbers)         Identification No.)


      3 Times Square, 12th Floor
             New York, NY                                           10036
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On June 17, 2004, Eyetech Pharmaceuticals, Inc. and Pfizer Inc. announced the completion of filing of a New Drug Application (NDA) with the U.S. Food and Drug Administration (FDA) for Macugen(TM) (pegaptanib sodium injection) as a treatment for wet age-related macular degeneration. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2004                   EYETECH PHARMACEUTICALS, INC.



                                       By:    /s/ Glenn P. Sblendorio
                                       -----------------------------------------
                                       Name:  Glenn P. Sblendorio
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1 Press release dated June 17, 2004 announcing the completion of filing of a New Drug Application (NDA) with the U.S. Food and Drug Administration (FDA) for Macugen(TM) (pegaptanib sodium injection) as a treatment for wet age-related macular degeneration.